UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 27, 2017, SVB Financial Group (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the stockholders of the Company (i) elected the Company’s directors for the ensuing year, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm, (iii) approved, on an advisory basis, the Company’s executive compensation (“Say on Pay”) and (iv) approved, on an advisory basis, that future Say on Pay votes continue to be held on an annual basis (“Say on Frequency”).

Each of the above matters is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on March 9, 2017 (the “Proxy Statement”). The voting results were as follows:

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

	For	Withheld	Broker Non-Votes
Nominee
Greg W. Becker	45,031,475	290,721	2,929,775
Eric A. Benhamou	44,525,047	797,149	2,929,775
David M. Clapper	44,968,802	353,394	2,929,775
Roger F. Dunbar	44,968,734	353,462	2,929,775
Joel P. Friedman	44,909,648	412,548	2,929,775
Lata Krishnan	45,094,565	227,631	2,929,775
Jeffrey N. Maggioncalda	45,076,286	245,910	2,929,775
Mary J. Miller	45,096,400	225,796	2,929,775
Kate D. Mitchell	45,019,522	302,674	2,929,775
John F. Robinson	45,016,972	305,224	2,929,775
Garen K. Staglin	45,014,713	307,483	2,929,775

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
47,523,105	675,315	53,551	0

Proposal 3: Advisory Vote to Approve Executive Compensation (Say on Pay).

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
44,697,473	545,485	79,238	2,929,775

Proposal 4: Advisory Vote on the Frequency of Future Advisory Say on Pay Resolutions (Say on Frequency).

The stockholders approved, on a non-binding, advisory basis, that future Say on Pay votes be held annually. Based on these results, and consistent with the recommendation of the Board of Directors, the Company will continue to conduct an advisory vote on executive compensation on an annual-basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
38,808,300	71,324	6,348,905	93,667	2,929,775

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017	SVB FINANCIAL GROUP

	By:	/s/ GREG BECKER
	Name:	GREG BECKER
	Title:	President and Chief Executive Officer